February 20, 2014
Supplemental Financial Information Presentation
Q4 2013
Information is as of December 31, 2013 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
Fourth Quarter and Year End 2013 Earnings Call
February 20, 2014
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Forward Looking Statements
We make forward-looking statements in this presentation and other filings we make with the Securities and Exchange Commission
(“SEC”) within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control.
These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words "believe," "expect," "anticipate," "estimate," "plan," "continue,"
"intend," "should," "may" or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and other filings with the SEC. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by  third-party service providers.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Fourth Quarter and Year End 2013 Summary
Reported operating earnings of $19.5 million, or $0.61 per common share for the fourth quarter of 2013
(1)
Reported operating earnings of $68.9 million or $2.26 per common share for the year ended December 31, 2013
(1)
RMBS portfolio at December 31, 2013 consisted of Agency RMBS with an estimated fair value of $2.3 billion and non-Agency RMBS with an estimated fair value of $1.2 billion
RMBS and securitized mortgage loan portfolio had a 2.7% effective net interest spread and an 15.4% effective levered asset yield at December 31, 2013
(2)
Quarter-end leverage multiple of 4.1x at December 31, 2013
Declared a $0.40 per common share quarterly dividend for stockholders of record as of December 31, 2013
Book value per common share of $18.26 at December 31, 2013
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income/loss allocable to common stockholders and GAAP net income/loss allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense.  Please see page 8.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
($ amounts in thousands except share and per share data)
December 31,
2013
September 30,       December 31,
2013 2012
December 31,
2013
December 31,
2012
Interest Income $40,721 $34,416 $33,578 $154,713 $94,369
Interest Expense (7,359) (6,789) (6,110) (27,602) (14,631)
Net Interest Income $33,362 $27,627 $27,468 $127,111 $79,738
Operating Earnings
$19,540 $11,386 $15,682 $68,915 $53,358
Weighted Average Common Shares Outstanding 32,006,511 31,999,792 24,167,506 30,443,620 19,984,233
Operating Earnings per Common Share
$0.61 $0.36 $0.65 $2.26 $2.67
Leverage Multiple (Debt / Equity) 4.1x 3.8x 5.1x 4.1x 5.1x
Annualized Return on Average Assets
2.6% 1.7% 1.9% 2.0% 2.2%
Annualized Return on Average Equity
11.9% 7.7% 10.8% 10.5% 12.7%
Three Months Ended Twelve Months Ended
(1)
(1)
(2)
(3)
(1)
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-
cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see pages 17 and 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income/(loss) allocable to common stockholders and GAAP net income/(loss) allocable to common stockholders per share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets.
(3)
Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Operating Earnings per Common Share (1)
Book Value per Common Share
Dividends per Common Share
(2)
$0.65
$0.74
$0.59
$0.36
$0.61
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013
$22.49
$21.72
$18.63
$18.50 $18.26
$0.00
$4.00
$8.00
$12.00
$16.00
$20.00
$24.00
$28.00
Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013

$0.70 $0.70 $0.70
$0.40 $0.40
$0.35
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013
(1)
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and
Operating Earnings per common share to GAAP net income/(loss) allocable to common stockholders and GAAP net income/(loss) allocable to common stockholders per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
The common stock dividend in the fourth quarter of 2012 consisted of a $0.70 per common share quarterly dividend and a $0.35 per common share special dividend.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Book Value Roll-Forward

Book Value - September 30, 2013 (Unaudited) 18.50 $
Common stock dividend declared (0.40)
Operating Earnings, net of preferred dividend 0.61
Non-Operating Items Impacting Net Income:
Unrealized loss on Agency RMBS, net (0.61)
Unrealized gain on non-Agency RMBS, net 0.37
Unrealized gain on securitized mortgage loans, net 0.13
Realized loss on sales of Agency RMBS (0.68)
Realized gain on sales of non-Agency RMBS, net 0.10
Realized gain on Swap/Swaption terminations, net 0.26
Other, net (0.02)
Book Value - December 31, 2013 18.26 $
APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
Allocation of Portfolio Equity at December 31, 2013 (1) Effective Net Interest Spread at December 31, 2013 (2)
Allocation of Portfolio Equity at September 30, 2013 (1)
Securitized
Mortgage Loans
5%
Agency RMBS
47%
Cash and Other,
net
10%
Non-Agency
RMBS
38%
Effective Net Interest Spread at September 30, 2013 (2)
Securitized
Mortgage Loans
6%
Agency RMBS
44%
Cash and Other,
net
9%
Non-Agency
RMBS
41%
Agency
RMBS
Non-Agency
RMBS
Securitized
Mortgage
Loans
Weighted
Average
Including
Cash
Asset Yield 2.9% 6.7% 7.9% 4.3%
Interest Expense 0.4% 2.0% 3.3% 1.0%
Cost of Swaps 0.8% 0.0% 2.0% 0.6%
Effective Net Interest Spread 1.7% 4.7% 2.6% 2.7%
Debt / Equity
(3)
6.2x 2.9x 1.6x 4.1x
Effective Levered Asset Yield
(2)
13.6% 20.6% 12.2% 15.4%
Agency Non-Agency
Securitized
Mortgage
Loans
Weighted
Average
Including
Cash
Asset Yield 2.9% 6.9% 8.2% 4.3%
Interest Expense 0.4% 2.0% 3.3% 1.0%
Cost of Swaps 1.1% 0.0% 2.0% 0.8%
Effective Net Interest Spread 1.4% 4.9% 2.9% 2.6%
Debt / Equity
(3)
5.5x 3.0x 1.9x 3.8x
Effective Levered Asset Yield
(2)
10.6% 21.5% 13.7% 14.0%

(1)
Percentages reflect amount of equity allocated to Agency and non-Agency RMBS and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans.
(2)
Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.  The presentation of Effective Net Interest Spread at September 30, 2013 was conformed to be consistent with the presentation at December 31, 2013.
(3)
Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS or securitized mortgage loans.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
(1) Other includes Short Reset ARMs, Interest Only and Inverse Interest Only Securities.
6.0%
3.7%
5.2%
5.8%
7.0%
7.1%
6.7%
4.9%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013
Total Agency Portfolio average one month CPR
Loan Balance 15
2%
Loan Balance 30
54%
Low Credit 30 Year
7%
Other(1)
4%
New Production 30
3%
HARP / MHA  /
High LTV 30 Year
Pass - Throughs
30%
Agency RMBS Portfolio at December 31, 2013
Agency Portfolio Overview
Constant Prepayment Rates
Year Pass-Throughs
Year Pass-Throughs
Year Pass-Throughs
Pass-Throughs
($ in thousands) Estimated Fair Value Q4 2013 CPR
Agency Pass-Throughs 2,219,334 $                 4.7%
Agency IOs and Agency  IIOs 71,203 11.7
Total 2,290,537 $               4.9%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at December 31, 2013
($ in thousands) Principal Balance
Unamortized
Premium Amortized Cost
(1)
Estimated Fair
Value
Net Weighted
Average
Coupon
Weighted
Average
Yield
(2)
Agency RMBS:
30-Year Mortgages
ARM 11,619 $                      782 $              12,401 $                 12,339 $                4.12% 1.06%
Fixed rate coupons:
3.5% 303,026 19,925 322,951 301,068 3.50 2.54
4.0% 1,558,943 120,636 1,679,579 1,602,080 4.00 2.84
4.5% & 5.0% 235,127 18,266 253,393 250,136 4.52 3.18
2,108,715 159,609 2,268,324 2,165,623 3.99% 2.82%
15-Year Mortgages
3.0% Coupons 52,699 1,413 54,112 53,711 3.00% 2.50%
Agency IOs
(3)
- - 41,521 44,425 3.95% 1.58%
Agency IIOs
(3)
- - 27,673 26,778 6.16% 15.16%
Total Agency RMBS 2,161,414 $               161,022 $   2,391,630 $         2,290,537 $       4.08% 2.94%
Agency Portfolio Composition Summary
(1)
Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.  The Company recognized other-than-temporary impairments of $2,048 on Agency RMBS  for the three months ended
December 31, 2013.
(2)
Weighted average yield at the date presented incorporates estimates for future prepayment assumptions on Agency RMBS.
(3)
Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only class of securities.  At December 31, 2013,
Agency IOs had a notional balance of $410,187 and Agency Inverse IOs had a notional balance of $145,650.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS portfolio continues to focus on
seasoned, subprime assets with significant credit
enhancement as well as Alt-A and pay-option
adjustable rate mortgages.
Non-Agency RMBS Portfolio Overview
Non-Agency RMBS Portfolio at December 31, 2013
The non-Agency RMBS portfolio continues to focus
on pre-2007 vintage.
Non-Agency RMBS Portfolio Vintage
1999 -2002
4%
2003
8%
2004
32%
2005
29%
2006
2007
9%
Subprime
80%
Alt-A
Pay- option
ARM
9%
11%
18%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio at December 31, 2013
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,212,789
Amortized Cost to Par Value 78.9%
Net Weighted Average Coupon 1.2%
Collateral Attributes
Weighted Average Loan Age (months) 107
Weighted Average Original Loan-to-Value 79.2%
Weighted Average Original FICO Credit Score 632
Current Performance
60+ Day Delinquencies 30.6%
Average Credit Enhancement
(1)
33.8%
3 Month CRR
(2)
4.0%
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR stands for conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended  December 31, 2013.
December 31, 2013

Financing and Derivative Instruments Overview
APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Borrowings at December 31, 2013 Derivative Instruments at December 31, 2013
Swaps Overview at December 31, 2013 Swaptions Overview at December 31, 2013
($ in thousands)
Balance
Weighted
Average
Borrowing Rate
Weighted
Average
Remaining
Maturity
Repurchase agreement borrowings:
Agency RMBS 2,082,447 $
0.42% 19 days
Non-Agency RMBS
(1)
942,091
2.00% 94 days
Other investment securities 9,520
1.74% 24 days
Total repurchase agreements
3,034,058 $
0.91% 42 days
Securitized debt 42,400 $                4.00% 57 months (2)
Total Borrowings 3,076,458 $       0.95%
($ in thousands)
Notional Amount
Estimated Fair
Value
Swaps - assets
1,007,000 $          40,135 $
Swaptions - assets 1,375,000 12,430
Swaps - (liabilities) 580,000 (4,610)
TBA Short Contracts - assets 400,000 750
Total Derivative Instruments
3,362,000 $       48,705 $
($ in thousands)
Term to Maturity Notional Amount
Average Fixed
Pay Rate
Average
Maturity
(Years)
Greater than 1 year to 3 years 110,000 $              1.38% 2.8
Greater than 3 years to 5 years 999,000 1.02% 3.7
Greater than 5 years 478,000 1.98% 8.7
Total 1,587,000 $       1.34% 5.1
($ in thousands)
Weighted Average
Months Until
Fixed Pay Rate for Option Notional Swap Terms
Underlying Swap Fair Value Expiration Amount (Years)
3.00 - 3.25% 2,178 $                  6 100,000 $            10
3.26 - 3.50% 4,773 3 575,000 10
3.51 - 3.75% 2,026 4 375,000 10
3.76 - 4.00% 2,993 10 225,000 10
4.01 - 4.41% 460 8 100,000 10
12,430 $             5 1,375,000 $      10
Option Underlying Swap
(1) Includes $27,014 of repurchase borrowings collateralized by non-Agency RMBS of $47,057 that are eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
(2) Securitized debt, which represents non-recourse senior securities sold to third parties in connection with a securitization transaction, has a final contractual maturity of May 2047.  Weighted average remaining maturity represents the estimated final maturity of the security based on the final projected repayment of principal.  The actual maturity of the securitized debt may differ significantly from this estimate given that actual interest collections, mortgage prepayments and/or losses on liquidation of mortgages may differ significantly from those expected.

14 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
December 31, 2013 December 31, 2012
Assets:
Cash 127,959 $                  149,576 $
Restricted cash 67,458                      93,641
RMBS, at fair value (of which $3,317,060 and $3,940,913 were pledged as collateral, respectively) 3,503,326                  4,231,291
Securitized mortgage loans (transferred to a consolidated VIE ), at fair value 110,984                    -
Other investment securities, at fair value (of which $11,515 and $0 were pledged as collateral, respectively) 11,515                      -
Investment related receivable (of which $21,959 and $0 pledged as collateral, respectively) 24,887                      -
Interest receivable 10,396                      11,341
Deferred financing costs, net 882                          346
Derivative instruments, at fair value 53,315                      750
Other assets 854                          976
Total Assets 3,911,576 $               4,487,921 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 3,034,058 $               3,654,436 $
Non-recourse securitized debt, at fair value 43,354                      -
Investment related payables -                              50,032
Obligation to return cash held as collateral 38,654                      -
Accrued interest payable 8,708                        6,774
Derivative instruments, at fair value 4,610                        23,184
Payable to related party 5,444                        4,295
Dividends payable 16,812                      30,675
Accounts payable and accrued expenses 2,335                        1,742
Total Liabilities 3,153,975 $               3,771,138 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                         69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,038,970 and 24,205,972 shares issued and
outstanding, respectively 320                          242
Additional paid-in-capital 792,010                    619,399
Retained earnings/(accumulated deficit) (34,798)                     97,073
Total Stockholders' Equity 757,601 $                  716,783 $
Total Liabilities and Stockholders' Equity 3,911,576 $               4,487,921 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
(in thousands — except per share data)
2013 2012 2013
2012
Interest Income:
RMBS 38,304 $              33,578 $         146,263 $              94,369 $
Securitized mortgage loans 2,313 - 8,267 -
Other investment securities 104 - 183 -
Total Interest Income 40,721 33,578 154,713 94,369
Interest Expense:
Repurchase agreements (6,873) (6,110) (25,808) (14,631)
Securitized debt (486) - (1,794) -
Total Interest Expense (7,359) (6,110) (27,602) (14,631)
Net Interest Income 33,362 $           27,468 $       127,111 $           79,738 $
Other Income/(Loss):
Realized gain/(loss) on sale of RMBS, net (18,541) $           7,573 $          (66,850) $              39,817 $
Unrealized gain/(loss) on RMBS, net (7,648) 24,941 (147,375) 100,402
Unrealized gain on securitized mortgage loans 4,038 - 3,950 -
Unrealized (loss) on securitized debt (541) - (954) -
Unrealized gain on other investment securities 219 - 335 -
Gain/(loss) on derivative instruments, net (includes ($174),
$4,041, $50,373 and ($20,151) of unrealized gains/(losses), net, respectively) 3,692 821 59,576 (32,665)
Other, net 4 23 76 48
Other Income/(Loss), net (18,777) $          33,358 $       (151,242) 107,602 $
Operating Expenses:
General and administrative (includes $295, $170, $1,047 and
$444 of non-cash stock based compensation, respectively) (3,127) $              (2,569) $         (11,501) $              (7,780) $
Management fees - related party (2,928) (2,418) (11,579) (6,804)
Total Operating Expenses (6,055) $            (4,987) $        (23,080) (14,584) $
Net Income/(Loss)  8,530 $             55,839 $       (47,211) $            172,756 $
Preferred Stock Dividends Declared (3,450) (5,022) (13,800) (5,022)
Net Income/(Loss) Allocable to Common Stock and
5,080 $             50,817 $       (61,011) $            167,734 $
0.16 $                2.09 $           (2.02) $                 8.36 $
Dividends Declared per Share of Common Stock 0.40 $                1.05 $           2.20 $                  3.40 $
Three Months Ended
December 31,
Twelve Months Ended
December 31,
Participating Securities
Earnings/(Loss) per Common Share - Basic and Diluted

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Reflects per share amount for each component presented.
(in thousands—except per share data) December 31, 2013
Per Share
Amount
(2)
December 31, 2012
Per Share
Amount
(2)
Operating Earnings:
Net income allocable to common stockholders $                         5,027 $                       0.16 $                       50,495 $                       2.09
Adjustments:
Non-cash stock-based compensation expense 295
0.01
170
0.01
Unrealized (gain)/loss on RMBS, net 7,648
0.24
(24,941)
(1.03)
Unrealized (gain)/loss on derivatives, net 174
-
(4,041)
(0.17)
Unrealized (gain) on securitized mortgage loans, net (4,038)
(0.13)
-
-
Unrealized loss on securitized debt, net 541
0.02
-
-
Unrealized (gain) on other investment securities (219)
(0.01)
-
-
Realized (gain)/loss on sale of RMBS, net 18,541
0.58
(7,573)
(0.31)
Realized (gain) on Swap/Swaption terminations, net (8,429)
(0.26)
-
-
Preferred dividend declared related to other periods -
-
1,572
0.06
Total adjustments to arrive at operating earnings: 14,513
0.45
(34,813)
(1.44)
Operating Earnings $                       19,540 0.61 $                          $                       15,682
Basic and diluted weighted average common shares outstanding 32,007 24,168
Three Months Ended Three Months Ended
$                       0.65

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
(cont.) and Effective Cost of Funds
(2)
($ in thousands) Reconciliation
Cost of Funds/Effective
Borrowing Costs Reconciliation
Cost of Funds/Effective
Borrowing Costs
Interest expense 7,358 $                     0.96% 27,602 $                  0.79%
Adjustment:
Net-interest paid for Swaps 4,564 0.60% 22,034 0.63%
Effective interest expense/effective cost of funds 11,922 $                   1.56% 49,636 $                  1.42%
Weighted average balance of borrowings 2,995,533 $              3,501,312 $
December 31, 2013
Three Months Ended Twelve Months Ended
December 31, 2013
(in thousands—except per share data)
December 31, 2013
Per Share
Amount
(3)
December 31, 2012
Per Share
Amount
(3)
Operating Earnings:
Net income/(loss) allocable to common stockholders (61,416) 167,123 8.36
Adjustments:
Non-cash stock-based compensation expense 1,047
0.03
444 0.02
Unrealized (gain)/loss on RMBS, net 147,375
4.84
(100,402)
(5.02)
Unrealized (gain)/loss on derivatives, net (50,373)
(1.65)
20,151 1.00
Unrealized (gain) on securitized mortgage loans, net (3,950)
(0.13)
- -
Unrealized loss on securitized debt, net
0.03
- -
Unrealized (gain) on other investment securities (335)
(0.01)
- -
Realized (gain)/loss on sale of RMBS, net 66,850
2.20
(39,817)
(1.99)
Realized (gain)/loss on Swap/Swaption terminations, net (30,956)
(1.02)
4,709 0.24
Realized (gain) on TBA Shorts, net
(4)
(281)
(0.01)
- -
Preferred dividend declared related to future period
-
1,150 0.06
Total adjustments to arrive at operating earnings: 130,331
4.28
(113,765)
(5.69)
Operating Earnings 68,915 2.26 $                          53,358 2.67 $
Basic and diluted weighted average common shares outstanding 30,444 19,984
Twelve Months Ended Twelve Months Ended
Effective Cost of Funds
(1)
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Effective cost of funds reflects interest expense adjusted to include the net interest component related to Swaps.
(3)
Reflects per share amount for each component presented.
(4)
A TBA Short refers to a “to-be-announced” contract to sell certain Agency RMBS on a forward basis.
$
$
$
$
$
(2.02)
$

-

19 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767